Leases - Maturities Of Operating Lease Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Maturities of Operating Lease Liabilities
Total lease liability	$ 319,264	$ 268,952
Operating Lease Liabilities [Member]
Maturities of Operating Lease Liabilities
2023	97,727
2024	76,563
2025	59,363
2026	44,035
2027	25,273
Thereafter	50,491
Total lease payments	353,452
Less imputed interest	34,188
Total lease liability	$ 319,264